Exhibit 99.2

Non-US GAAP Financial Measures and Supplemental Information
April 4, 2018
In this document, the terms the "Company," "we" and "our" refer to Celanese Corporation and its subsidiaries on a consolidated basis.
Purpose
The purpose of this document is to provide information of interest to investors, analysts and other parties including supplemental financial information and reconciliations and other information concerning our use of non-US GAAP financial measures.
Presentation
This document presents the Company's four business segments, Engineered Materials, Acetate Tow, Industrial Specialties and Acetyl Intermediates, with one subtotal reflecting our core, the Acetyl Chain, which is based on similarities among customers, business models and technical processes. The Acetyl Chain includes the Company's Industrial Specialties segment and Acetyl Intermediates segment.
Use of Non-US GAAP Financial Measures
From time to time, management may publicly disclose certain numerical "non-GAAP financial measures" in the course of our earnings releases, financial presentations, earnings conference calls, investor and analyst meetings and otherwise. For these purposes, the Securities and Exchange Commission ("SEC") defines a "non-GAAP financial measure" as a numerical measure of historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that effectively exclude amounts, included in the most directly comparable measure calculated and presented in accordance with US GAAP, and vice versa for measures that include amounts, or are subject to adjustments that effectively include amounts, that are excluded from the most directly comparable US GAAP measure so calculated and presented. For these purposes, "GAAP" refers to generally accepted accounting principles in the United States.
Non-GAAP financial measures disclosed by management are provided as additional information to investors, analysts and other parties because the Company believes them to be important supplemental measures for assessing our financial and operating results and as a means to evaluate our financial condition and period-to-period comparisons. These non-GAAP financial measures should be viewed as supplemental to, and should not be considered in isolation or as alternatives to, net earnings (loss), operating profit (loss), operating margin, cash flow from operating activities (together with cash flow from investing and financing activities), earnings per share or any other US GAAP financial measure. These non-GAAP financial measures should be considered within the context of our complete audited and unaudited financial results for the given period, which are available on the Investor Relations/Financial Information/SEC Filings page of our website, www.celanese.com. The definition and method of calculation of the non-GAAP financial measures used herein may be different from other companies' methods for calculating measures with the same or similar titles. Investors, analysts and other parties should understand how another company calculates such non-GAAP financial measures before comparing the other company's non-GAAP financial measures to any of our own. These non-GAAP financial measures may not be indicative of the historical operating results of the Company nor are they intended to be predictive or projections of future results.
Pursuant to the requirements of SEC Regulation G, whenever we refer to a non-GAAP financial measure, we will also present in this document, in the presentation itself or on a Form 8-K in connection with the presentation on the Investor Relations/Financial Information/Non-GAAP Financial Measures page of our website, www.celanese.com, to the extent practicable, the most directly comparable financial measure calculated and presented in accordance with GAAP, along with a reconciliation of the differences between the non-GAAP financial measure we reference and such comparable GAAP financial measure.
This document includes definitions and reconciliations of non-GAAP financial measures used from time to time by the Company.
Specific Measures Used
This document provides information about the following non-GAAP measures: adjusted EBIT, adjusted EBIT margin, operating EBITDA, operating EBITDA margin and operating profit (loss) attributable to Celanese Corporation. The most directly comparable financial measure presented in accordance with US GAAP in our consolidated financial statements for adjusted EBIT and operating EBITDA is net earnings (loss) attributable to Celanese Corporation; for adjusted EBIT margin and operating EBITDA margin is operating margin and for operating profit (loss) attributable to Celanese Corporation is operating profit (loss).

EX 99.2 - 1

Definitions

•
Adjusted EBIT is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense and taxes, and further adjusted for Certain Items (For further detail, see Table 8 in our Non-US GAAP Financial Measures and Supplemental Information document filed as an exhibit to our Current Report on Form 8-K filed with the SEC on or about January 25, 2018). We believe that adjusted EBIT provides transparent and useful information to management, investors, analysts and other parties in evaluating and assessing our primary operating results from period-to-period after removing the impact of unusual, non-operational or restructuring-related activities that affect comparability. Our management recognizes that adjusted EBIT has inherent limitations because of the excluded items. Adjusted EBIT is one of the measures management uses for planning and budgeting, monitoring and evaluating financial and operating results and as a performance metric in the Company's incentive compensation plan. We may provide guidance on adjusted EBIT but are unable to reconcile forecasted adjusted EBIT to a US GAAP financial measure without unreasonable efforts because a forecast of Certain Items, such as mark-to-market pension gains and losses, which may be significant, is not practical. Adjusted EBIT margin is defined by the Company as adjusted EBIT divided by net sales. Adjusted EBIT margin has the same uses and limitations as Adjusted EBIT.

•
Adjusted EBIT by core (i.e. Acetyl Chain) may also be referred to by management as core income. Adjusted EBIT margin by core may also be referred to by management as core income margin. Adjusted EBIT by business segment may also be referred to by management as segment income. Adjusted EBIT margin by business segment may also be referred to by management as segment income margin.

•
Operating EBITDA is a performance measure used by the Company and is defined by the Company as net earnings (loss) attributable to Celanese Corporation, plus (earnings) loss from discontinued operations, less interest income, plus interest expense, plus refinancing expense, taxes and depreciation and amortization, and further adjusted for Certain Items, which Certain Items include accelerated depreciation and amortization expense. Operating EBITDA is equal to adjusted EBIT plus depreciation and amortization. We believe that Operating EBITDA provides transparent and useful information to investors, analysts and other parties in evaluating our operating performance relative to our peer companies. Operating EBITDA margin is defined by the Company as Operating EBITDA divided by net sales. Operating EBITDA margin has the same uses and limitations as Operating EBITDA.

•
Operating profit (loss) attributable to Celanese Corporation is defined by the Company as operating profit (loss), less earnings (loss) attributable to noncontrolling interests ("NCI"). We believe that operating profit (loss) attributable to Celanese Corporation provides transparent and useful information to management, investors, analysts and other parties in evaluating our core operational performance. Operating margin attributable to Celanese Corporation is defined by the Company as operating profit (loss) attributable to Celanese Corporation divided by net sales. Operating margin attributable to Celanese Corporation has the same uses and limitations as Operating profit (loss) attributable to Celanese Corporation.

Supplemental Information
Supplemental Information we believe to be of interest to investors, analysts and other parties includes the following:

•
Net sales for the Acetyl Chain and each of our business segments and the percentage increase or decrease in net sales attributable to price, volume, currency and other factors for the Acetyl Chain and each of our business segments.

•
For those consolidated ventures in which the Company owns or is exposed to less than 100% of the economics, the outside stockholders' interests are shown as NCI. Beginning in 2014, this includes Fairway for which the Company's ownership percentage is 50%. Amounts referred to as "attributable to Celanese Corporation" are net of any applicable NCI.

Results Unaudited
The results in this document, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.

EX 99.2 - 2

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	2017		Q4 '17		Q3 '17		Q2 '17		Q1 '17
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin
Engineered Materials	412	18.6%	98	16.9%	105	18.3%	105	19.2%	104	20.2%
Acetate Tow	189	28.3%	41	26.1%	45	28.7%	41	25.2%	62	32.5%
Acetyl Chain(1)	509	15.1%	175	19.7%	147	17.0%	135	16.3%	52	6.5%
Other Activities(2)	(253)		(74)		(68)		(63)		(48)
Total	857	14.0%	240	15.1%	229	14.6%	218	14.4%	170	11.6%
Less: Net Earnings (Loss) Attributable to NCI(1)	6		1		2		2		1
Operating Profit (Loss) Attributable to Celanese Corporation	851	13.9%	239	15.0%	227	14.5%	216	14.3%	169	11.5%
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation
Engineered Materials	412	18.6%	98	16.9%	105	18.3%	105	19.2%	104	20.2%
Acetate Tow	189	28.3%	41	26.1%	45	28.7%	41	25.2%	62	32.5%
Industrial Specialties	85	8.3%	15	6.0%	19	7.2%	26	9.9%	25	10.2%
Acetyl Intermediates(1)	418	15.7%	159	22.2%	126	18.4%	107	16.5%	26	4.2%
Eliminations	—		—		—		—		—
Acetyl Chain	503	14.9%	174	19.6%	145	16.8%	133	16.1%	51	6.4%
Other Activities(2)	(253)		(74)		(68)		(63)		(48)
Total	851	13.9%	239	15.0%	227	14.5%	216	14.3%	169	11.5%
Equity Earnings, Cost-Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Engineered Materials	171		43		47		38		43
Acetate Tow	107		26		24		28		29
Industrial Specialties	—		—		—		—		—
Acetyl Intermediates	6		2		1		2		1
Acetyl Chain	6		2		1		2		1
Other Activities(2)	10		8		(4)		2		4
Total	294		79		68		70		77
Non-Operating Pension and Other Post-Retirement Employee Benefit (Expense) Income Attributable to Celanese Corporation
Engineered Materials	—		—		—		—		—
Acetate Tow	—		—		—		—		—
Industrial Specialties	2		1		1		—		—
Acetyl Intermediates	—		—		—		—		—
Acetyl Chain	2		1		1		—		—
Other Activities(2)	42		(24)		22		22		22
Total	44		(23)		23		22		22
Certain Items Attributable to Celanese Corporation(3)
Engineered Materials	16		1		5		7		3
Acetate Tow	5		1		—		2		2
Industrial Specialties	3		—		3		—		—
Acetyl Intermediates	61		1		7		(3)		56
Acetyl Chain	64		1		10		(3)		56
Other Activities(2)	82		54		12		12		4
Total	167		57		27		18		65
___________________________

(1)	Net earnings (loss) attributable to NCI is included within the Acetyl Intermediates segment.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(3)
For further detail, see Table 8 in our Non-US GAAP Financial Measures and Supplemental Information document filed as an exhibit to our Current Report on Form 8-K filed with the SEC on or about January 25, 2018.

EX 99.2 - 3

Table 2 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited (cont.)

	2017		Q4 '17		Q3 '17		Q2 '17		Q1 '17
	(In $ millions, except percentages)
Adjusted EBIT / Adjusted EBIT Margin
Engineered Materials	599	27.1%	142	24.5%	157	27.4%	150	27.5%	150	29.2%
Acetate Tow	301	45.1%	68	43.3%	69	43.9%	71	43.6%	93	48.7%
Industrial Specialties	90	8.8%	16	6.3%	23	8.7%	26	9.9%	25	10.2%
Acetyl Intermediates	485	18.2%	162	22.6%	134	19.6%	106	16.3%	83	13.4%
Eliminations	—		—		—		—		—
Acetyl Chain	575	17.1%	178	20.0%	157	18.2%	132	16.0%	108	13.6%
Other Activities(2)	(119)		(36)		(38)		(27)		(18)
Total	1,356	22.1%	352	22.1%	345	22.0%	326	21.6%	333	22.6%
Depreciation and Amortization Expense(1)
Engineered Materials	111		29		30		27		25
Acetate Tow	41		11		10		10		10
Industrial Specialties	36		10		8		10		8
Acetyl Intermediates	105		27		26		26		26
Acetyl Chain	141		37		34		36		34
Other Activities(2)	10		2		4		2		2
Total	303		79		78		75		71
Operating EBITDA / Operating EBITDA Margin
Engineered Materials	710	32.1%	171	29.5%	187	32.6%	177	32.4%	175	34.0%
Acetate Tow	342	51.2%	79	50.3%	79	50.3%	81	49.7%	103	53.9%
Industrial Specialties	126	12.3%	26	10.3%	31	11.7%	36	13.7%	33	13.5%
Acetyl Intermediates	590	22.1%	189	26.4%	160	23.4%	132	20.3%	109	17.6%
Eliminations	—		—		—		—		—
Acetyl Chain	716	21.2%	215	24.2%	191	22.1%	168	20.3%	142	17.9%
Other Activities(2)	(109)		(34)		(34)		(25)		(16)
Total	1,659	27.0%	431	27.1%	423	27.0%	401	26.6%	404	27.5%
___________________________

(1)
Excludes accelerated depreciation and amortization expense, which amounts are included in Certain Items above. For further detail, see Table 1 in our Non-US GAAP Financial Measures and Supplemental Information document filed as an exhibit to our Current Report on Form 8-K filed with the SEC on or about January 25, 2018.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

EX 99.2 - 4

Table 2.1 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited

	2016		2015		2014
	(In $ millions, except percentages)
Operating Profit (Loss) / Operating Margin
Engineered Materials	377	24.3%	264	18.4%	187	11.8%
Acetate Tow	276	33.6%	233	27.1%	336	32.5%
Acetyl Chain(1)	444	14.2%	67	1.9%	586	13.6%
Other Activities(2)	(163)		(179)		(204)
Total	934	17.3%	385	6.8%	905	13.3%
Less: Net Earnings (Loss) Attributable to NCI(1)	6		(19)		(4)
Operating Profit (Loss) Attributable to Celanese Corporation	928	17.2%	404	7.1%	909	13.4%
Operating Profit (Loss) / Operating Margin Attributable to Celanese Corporation
Engineered Materials	377	24.3%	264	18.4%	187	11.8%
Acetate Tow	276	33.6%	233	27.1%	336	32.5%
Industrial Specialties	103	10.5%	70	6.5%	60	4.9%
Acetyl Intermediates(1)	334	13.7%	16	0.6%	530	15.2%
Eliminations	1		—		—
Acetyl Chain	438	14.0%	86	2.5%	590	13.7%
Other Activities(2)	(163)		(179)		(204)
Total	928	17.2%	404	7.1%	909	13.4%
Equity Earnings, Cost-Dividend Income, Other Income (Expense) Attributable to Celanese Corporation
Engineered Materials	125		153		170
Acetate Tow	107		106		115
Industrial Specialties	—		—		—
Acetyl Intermediates	7		7		21
Acetyl Chain	7		7		21
Other Activities(2)	22		14		52
Total	261		280		358
Non-Operating Pension and Other Post-Retirement Employee Benefit (Expense) Income Attributable to Celanese Corporation
Engineered Materials	(1)		—		54
Acetate Tow	—		—		32
Industrial Specialties	2		2		16
Acetyl Intermediates	—		—		32
Acetyl Chain	2		2		48
Other Activities(2)	(42)		(61)		(281)
Total	(41)		(59)		(147)
Certain Items Attributable to Celanese Corporation(3)
Engineered Materials	8		11		(59)
Acetate Tow	5		41		(46)
Industrial Specialties	1		38		(12)
Acetyl Intermediates	6		365		(36)
Acetyl Chain	7		403		(48)
Other Activities(2)	110		156		301
Total	130		611		148
___________________________

(1)	Net earnings (loss) attributable to NCI is included within the Acetyl Intermediates segment.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

(3)
For further detail, see Table 8 in our Non-US GAAP Financial Measures and Supplemental Information document filed as an exhibit to our Current Report on Form 8-K filed with the SEC on or about January 25, 2018.

EX 99.2 - 5

Table 2.1 - Supplemental Segment Data and Reconciliation of Segment Adjusted EBIT and Operating EBITDA - Non-GAAP Measures - Unaudited (cont.)

	2016		2015		2014
	(In $ millions, except percentages)
Adjusted EBIT / Adjusted EBIT Margin
Engineered Materials	509	32.8%	428	29.8%	352	22.2%
Acetate Tow	388	47.3%	380	44.1%	437	42.3%
Industrial Specialties	106	10.8%	110	10.2%	64	5.2%
Acetyl Intermediates	347	14.2%	388	14.1%	547	15.7%
Eliminations	1		—		—
Acetyl Chain	454	14.5%	498	14.2%	611	14.2%
Other Activities(2)	(73)		(70)		(132)
Total	1,278	23.7%	1,236	21.8%	1,268	18.6%
Depreciation and Amortization Expense(1)
Engineered Materials	95		103		111
Acetate Tow	41		46		38
Industrial Specialties	34		36		48
Acetyl Intermediates	107		83		81
Acetyl Chain	141		119		129
Other Activities(2)	11		11		12
Total	288		279		290
Operating EBITDA / Operating EBITDA Margin
Engineered Materials	604	38.9%	531	37.0%	463	29.2%
Acetate Tow	429	52.3%	426	49.5%	475	46.0%
Industrial Specialties	140	14.3%	146	13.5%	112	9.2%
Acetyl Intermediates	454	18.6%	471	17.2%	628	18.0%
Eliminations	1		—		—
Acetyl Chain	595	19.0%	617	17.6%	740	17.2%
Other Activities(2)	(62)		(59)		(120)
Total	1,566	29.1%	1,515	26.7%	1,558	22.9%
___________________________

(1)
Excludes accelerated depreciation and amortization expense, which amounts are included in Certain Items above. For further detail, see Table 1 in our Non-US GAAP Financial Measures and Supplemental Information document filed as an exhibit to our Current Report on Form 8-K filed with the SEC on or about January 25, 2018.

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

EX 99.2 - 6

Table 4
Net Sales by Segment - Unaudited

	2017	Q4 '17	Q3 '17	Q2 '17	Q1 '17
	(In $ millions)
Engineered Materials	2,213	580	573	546	514
Acetate Tow	668	157	157	163	191
Industrial Specialties	1,023	252	264	262	245
Acetyl Intermediates	2,669	717	684	649	619
Eliminations(1)	(321)	(81)	(85)	(85)	(70)
Acetyl Chain	3,371	888	863	826	794
Other Activities(2)	—	—	—	—	—
Intersegment eliminations(1)	(112)	(32)	(27)	(25)	(28)
Net sales	6,140	1,593	1,566	1,510	1,471
___________________________

(1)	Includes intersegment sales as follows:

	2017	Q4 '17	Q3 '17	Q2 '17	Q1 '17
	(In $ millions)
Acetate Tow	(2)	(2)	—	—	—
Industrial Specialties	(4)	(1)	(1)	(1)	(1)
Acetyl Intermediates	(427)	(110)	(111)	(109)	(97)
Intersegment eliminations	(433)	(113)	(112)	(110)	(98)

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

EX 99.2 - 7

Table 4.1
Net Sales by Segment - Unaudited

	2016	2015	2014
	(In $ millions)
Engineered Materials	1,552	1,434	1,586
Acetate Tow	821	861	1,033
Industrial Specialties	979	1,082	1,224
Acetyl Intermediates	2,441	2,744	3,493
Eliminations(1)	(288)	(323)	(411)
Acetyl Chain	3,132	3,503	4,306
Other Activities(2)	—	—	—
Intersegment eliminations(1)	(116)	(124)	(123)
Net sales	5,389	5,674	6,802
___________________________

(1)	Includes intersegment sales as follows:

	2016	2015	2014
	(In $ millions)
Acetate Tow	—	—	(2)
Industrial Specialties	(3)	—	—
Acetyl Intermediates	(401)	(447)	(532)
Intersegment eliminations	(404)	(447)	(534)

(2)
Other Activities includes corporate SG&A expenses, the results of captive insurance companies and certain components of net periodic benefit cost (interest cost, expected return on plan assets and net actuarial gains and losses).

EX 99.2 - 8

Table 4a
Factors Affecting Segment Net Sales Sequentially - Unaudited
Three Months Ended December 31, 2017 Compared to Three Months Ended September 30, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	(8)	9	—	—	1
Acetate Tow	2	(2)	—	—	—

Industrial Specialties	(6)	1	—	—	(5)
Acetyl Intermediates	(4)	9	—	—	5
Acetyl Chain	(5)	7	—	1	3

Total Company	(5)	7	—	—	2
Three Months Ended September 30, 2017 Compared to Three Months Ended June 30, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	1	1	3	—	5
Acetate Tow	(5)	1	—	—	(4)

Industrial Specialties	(4)	2	3	—	1
Acetyl Intermediates	3	(1)	3	—	5
Acetyl Chain	1	—	3	—	4

Total Company	—	1	3	—	4
Three Months Ended June 30, 2017 Compared to Three Months Ended March 31, 2017

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	4	—	2	—	6	(1)
Acetate Tow	(12)	(3)	—	—	(15)

Industrial Specialties	2	3	2	—	7
Acetyl Intermediates	(1)	5	1	—	5
Acetyl Chain	—	5	1	(2)	4

Total Company	—	3	1	(1)	3
___________________________

(1)	2017 includes the effect of the acquisition of the nylon compounding division of Nilit Group.

(2)	2017 includes the effect of the SO.F.TER. S.p.A. acquisition.

Three Months Ended March 31, 2017 Compared to Three Months Ended December 31, 2016

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	33	—	(1)	—	32	(2)
Acetate Tow	2	(6)	—	—	(4)

Industrial Specialties	11	1	—	—	12
Acetyl Intermediates	(2)	6	—	—	4
Acetyl Chain	2	5	(1)	—	6

Total Company	11	2	(1)	—	12

EX 99.2 - 9

Table 4b
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Three Months Ended December 31, 2017 Compared to Three Months Ended December 31, 2016

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	45	—	4	—	49
Acetate Tow	(14)	(9)	1	1	(21)

Industrial Specialties	3	7	5	—	15
Acetyl Intermediates	(4)	21	3	—	20
Acetyl Chain	(2)	19	4	(2)	19

Total Company	10	10	3	(1)	22
Three Months Ended September 30, 2017 Compared to Three Months Ended September 30, 2016

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	45	(2)	2	—	45
Acetate Tow	(12)	(8)	1	—	(19)

Industrial Specialties	2	4	2	—	8
Acetyl Intermediates	(1)	16	1	—	16
Acetyl Chain	—	13	2	(2)	13

Total Company	11	6	2	(1)	18
Three Months Ended June 30, 2017 Compared to Three Months Ended June 30, 2016

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	42	(2)	(1)	—	39
Acetate Tow	(13)	(9)	—	—	(22)

Industrial Specialties	(1)	3	(2)	—	—
Acetyl Intermediates	(4)	14	(1)	1	10
Acetyl Chain	(3)	12	(2)	(1)	6

Total Company	8	5	(1)	—	12

Three Months Ended March 31, 2017 Compared to Three Months Ended March 31, 2016

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	43	(4)	(2)	—	37
Acetate Tow	(6)	(7)	—	—	(13)

Industrial Specialties	1	(2)	(2)	—	(3)
Acetyl Intermediates	(12)	7	(2)	—	(7)
Acetyl Chain	(9)	5	(2)	1	(5)

Total Company	5	1	(2)	1	5

EX 99.2 - 10

Table 4c
Factors Affecting Segment Net Sales Year Over Year - Unaudited
Year Ended December 31, 2017 Compared to Year Ended December 31, 2016

	Volume	Price	Currency	Other	Total
	(In percentages)
Engineered Materials	44	(2)	1	—	43
Acetate Tow	(11)	(8)	—	—	(19)

Industrial Specialties	1	3	—	—	4
Acetyl Intermediates	(5)	14	—	—	9
Acetyl Chain	(4)	12	—	—	8

Total Company	9	5	—	—	14

EX 99.2 - 11